SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2005
SurModics, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-23837 (Commission File Number)	41-1356149 (IRS Employer Identification No.)

9924 West 74th Street
Eden Prairie, Minnesota 55344
(Address of Principal Executive Offices and Zip Code)

(952) 829-2700
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06 Material Impairments.
     On September 22, 2005, SurModics, Inc. entered into an agreement for the sale of its Bloomington, Minnesota, facility, including the 27 acres of land associated therewith. In light of the anticipated monetary results of the company’s sale process for this facility, in connection with the execution of the sale agreement the company concluded that it expects to record a non-cash impairment charge of $2.0 to $2.5 million in the fourth quarter of fiscal 2005.
Item 8.01 Other Events.
     On September 23, 2005, SurModics, Inc. issued a press release entitled “SurModics to Sell Bloomington Facility”. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements: None.
     (b) Pro forma financial information: None
     (c) Exhibits:
     99.1 Press Release dated September 23, 2005.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.
By /s/ Bruce J Barclay
Date: September 26, 2005	Name:	Bruce J Barclay
	Title:	Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
EXHIBIT INDEX
to
FORM 8-K
SURMODICS, INC.

Date of Report:	Commission File No.:
September 22, 2005	0-23837

Exhibit No.	ITEM
99.1	Press Release dated September 23, 2005.